SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC 20549






                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         March 27, 2000


                        ACETO CORPORATION
              (Exact name of registrant as specified in charter)


New York                      0-4217                  11-1720520
(State or other        (Commission File Number)      IRS Employer
jurisdiction or                                    Identification No.)
incorporation)


One Hollow Lane, Lake Success, New York                     11042
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (516) 627-6000













Item 6.  Resignations of Registrant's Directors.

      On March 27, 2000, Aceto Corporation (the "Company") received a letter from Mr. Donald Horowitz ("Horowitz"), wherein Horowitz resigned as a director of the Company, effective immediately.

      The letter of resignation of Horowitz did not describe or refer to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

      A copy of the letter of resignation of Horowitz is attached hereto as
Exhibit 17(b)(2).

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

                                   EXHIBITS

Exhibit 17(b)(2) Letter of resignation of Donald Horowitz, dated March 27, 2000.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ACETO CORPORATION
                                                (Registrant)

                                    BY:  /s/ Leonard Schwartz, Chairman
                                             of the Board of Directors

Dated:      March 31, 2000

Exhibit 17(b)(2)

March 27, 2000

Leonard Schwartz
Chairman of the Board
Aceto Corporation
1 Hollow Lane
Lake Success, New York 11042

Dear Mr. Schwartz:

I hereby resign from the Board of Directors of Aceto Corporation, effective immediately.

/s/ Donald Horowitz